UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 22, 2007
INTUIT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 99.01
EXHIBIT 99.02

Item 2.02. Results of Operations and Financial Condition.
On August 22, 2007, Intuit Inc. (“Intuit”) announced its financial results for the fiscal quarter and year ended July 31, 2007 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Item and Exhibit 99.01 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 22, 2007, Intuit announced that on January 1, 2008 Stephen M. Bennett will be stepping down as President and Chief Executive Officer of Intuit, and will continue as a member of Intuit’s Board of Directors. In addition, Intuit’s Board of Directors has appointed Brad D. Smith to become Intuit’s next President and Chief Executive Officer as of January 1, 2008. At that time, Mr. Smith will also become a member of Intuit’s Board of Directors. Mr. Smith will continue as Senior Vice President of Intuit’s Small Business Division through December 31, 2007.
Mr. Smith, 43, has been Senior Vice President and General Manager of Intuit’s Small Business Division and QuickBooks Group since May 2005. Previously, he served as Senior Vice President and General Manager of Intuit’s Consumer Tax Group from March 2004 to May 2005, and Vice President and General Manager of Intuit’s Accountant Central and Developer Network from February 2003 to March 2004. Prior to joining Intuit in 2003, Mr. Smith was Senior Vice President of Marketing and Business Development of ADP, a provider of business outsourcing solutions, where he held several executive positions from 1996 to 2003.
Intuit and Mr. Bennett entered into a Transition Agreement on August 21, 2007 (the “Agreement”), under which Mr. Bennett has agreed to provide continuing services as a consultant from January 2, 2008 through July 31, 2008 at a monthly consulting fee equal to his current monthly salary of $91,700. In addition, Mr. Bennett will receive an option to purchase 50,000 shares of Intuit common stock and an award of 50,000 restricted stock units, with both awards vesting on July 31, 2008, contingent on his continued service through that date. He is also eligible for a bonus of up to $1,760,000 at the end of fiscal 2008, at the discretion of Intuit’s Compensation and Organizational Development Committee. Finally, Mr. Bennett will receive accelerated vesting of 45,000 outstanding restricted shares and 172,221 restricted stock units under the terms of his existing equity agreements and a payment of $550,000 under his existing employment agreement.
The Agreement has been filed as an exhibit to this report on Form 8-K, and becomes irrevocable 7 days from August 21, 2007.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

10.01	Transition Agreement dated August 21, 2007 between Intuit Inc. and Stephen M. Bennett

99.01	Press release issued on August 22, 2007, including financial results for the quarter and fiscal year ended July 31, 2007*

99.02	Press release issued on August 22, 2007 related to CEO succession

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: August 22, 2007	By:	/s/ Laura A. Fennell
Laura A. Fennell Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.01	Transition Agreement dated August 21, 2007 between Intuit Inc. and Stephen M. Bennett

99.01	Press release issued on August 22, 2007, including financial results for the quarter and fiscal year ended July 31, 2007*

99.02	Press release issued on August 22, 2007 related to CEO succession

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.